UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 2, 2010

KAT GOLD HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-53450	38-3759675
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

1149 Topsail Rd., Mount Pearl, Newfoundland, A1N 5G2, Canada
(Address of principal executive offices, including zip code)

(709) 368-9223
(Registrant's telephone number, including area code)

BELLA VIAGGIO, INC.
(Former name or former address, if changed since last report.)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     FORWARD-LOOKING STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 This Current Report contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, demand and acceptance of services, changes in governmental policies and regulations, economic conditions, the impact of competition and pricing, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission (the “SEC”). All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof. All information provided in this Current Report on Form 8-K was provided by the Seller.

ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS

As described in the Definitive Information Statement on Schedule 14C filed on July 7, 2010, Kat Gold Holdings Corp., f/k/a as Bella Viaggio, Inc. (the “Company”) filed an amendment (the “Amendment”) to its Articles of Incorporation with the Secretary of State of the State of Nevada to effectuate an increase in the Company’s authorized number of shares of common stock to 500,000,000 and to change its name to Kat Gold Holdings Corp. Before the name change becomes effective on the Over-the-Counter Bulletin Board, it must be approved by the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Company has commenced the process of obtaining FINRA approval. Upon the approval of the Name Change by FINRA, the Company’s name and ticker symbol will reflect the Amendment and a new cusip number will be assigned to the Company’s common stock. A copy of the Amendment is attached as Exhibit 3.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
3.1	Certificate of Amendment to Articles of Incorporation

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 9, 2010

KAT GOLD HOLDINGS CORP.

By:	/s/ Kenneth Stead
Name:	Kenneth Stead
Title:	President